ACQUISITION	12 Months Ended
Dec. 31, 2011
ACQUISITION
ACQUISITION

4.                                      ACQUISITION

In January 2009, Xueda Technology acquired Taiyuan Xueda Education Company (“Taiyuan Xueda”) with a cash consideration of $440 (RMB3 million). $205 was paid in 2009 and the remaining was paid in 2010. There was no further payment contingency. This transaction was considered an acquisition of business and therefore was recorded using the acquisition method of accounting. The acquired assets and liabilities were recorded at fair value at the date of acquisition, resulting in a goodwill balance of $796. The combination of Taiyuan Xueda’s operations with the Group has strengthened the Group’s nationwide learning center network and overall position in the PRC.

The acquisition consideration of $440 was allocated as follows as of the acquisition date:

Cash	$334
Other receivable	513
Property and equity, net	9
Deferred revenue and other liabilities assumed	(1,212)
Goodwill	796
Total	$440